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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 27, 2004


                      STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Delaware                    333-115122                    30-0183252
      --------                    ----------                    ----------
   (STATE OR OTHER               (COMMISSION                 (I.R.S. EMPLOYER
    JURISDICTION                 FILE NUMBER)                 IDENTIFICATION
  OF INCORPORATION)                                                 NO.)



383 Madison Avenue
New York, New York                                                 10179
------------------                                                 -----
     (ADDRESS OF                                                (ZIP CODE)
 PRINCIPAL EXECUTIVE
      OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

      On or about October 29, 2004, the Registrant will cause the issuance and sale of approximately $606,749,650 initial principal amount of Bear Stearns ARM Trust 2004-9 Mortgage Pass-Through Certificates, Series 2004-9 (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of October 1, 2004, among the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and company and U.S. Bank National Association, as trustee.

      In connection with the sale of the Series 2004-9, Class I-1-A-I, Class I-1-X-1, Class I-2-A-1, Class I-2-A-1, Class I-2-A-2, Class I-2-A-3, Class I-2-X-1, Class I-3-A-1, Class II-1-A-1, Class II-2-A-1, Class II-3-A-1, Class II-4-A-1, Class R-I, Class R-II, Class R-III, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates (together the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report,

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

      In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 9.01.  Financial Statements, PRO FORMA Financial Information and Exhibits

      (a) Financial Statements.

            Not applicable.

      (b) PRO FORMA Financial Information.

            Not applicable.

      (c) Exhibits


                 ITEM 601(a) OF
                 REGULATION S-K
 EXHIBIT NO.      EXHIBIT NO.                     DESCRIPTION
 -----------      -----------                     -----------

      1                99         Computational Materials--Computational
                                  Materials  (as  defined in Item 5) that have
                                  been provided by the  Underwriter to certain
                                  prospective  purchasers  of Bear Stearns ARM
                                  Trust    2004-9    Mortgage     Pass-Through
                                  Certificates, Series 2004-9 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)



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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC.


                                    By:    /s/ Sara Bonesteel
                                          ---------------------
                                    Name:  Sara Bonesteel
                                    Title: Vice President



Dated: October 27, 2004





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                                 EXHIBIT INDEX



                          Item 601(a) of        Sequentially
                          Regulation S-K          Numbered
    Exhibit Number          Exhibit No.         Description          Page
    --------------          -----------         -----------          ----

           1                    99             Computational         Filed
                                                 Materials         Manually